SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 8, 2007
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 8, 2007, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the fiscal year ended September 30, 2007. A copy of the press release is being furnished herewith as an exhibit and incorporated herein by reference.

The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated November 8, 2007, issued by AMCON Distributing Company announcing financial results for the fiscal ended
                           September 30, 2007


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 8, 2007          By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Chief
                                          Financial Officer


                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1 Press release, dated November 8, 2007, issued by AMCON Distributing Company announcing financial results for the fiscal year ended September 30, 2007






                             Exhibit 99.1

                             NEWS RELEASE

AMCON DISTRIBUTING COMPANY REPORTS RECORD FULLY DILUTED EARNINGS PER SHARE OF $5.16 FOR THE YEAR ENDED SEPTEMBER 30, 2007

Chicago, IL, November 8, 2007 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce for the fiscal year ended September 30, 2007 fully diluted earnings per share of $5.16 on net income available to common stockholders of $4.0 million. In addition, AMCON ended the year with consolidated stockholders equity of $5.5 million.

"We had a fantastic year which reflects our company wide commitment to deliver superior service and value to our customers. Further, this is a reflection of the initial success of our strategic plan which was implemented in connection with our corporate restructuring in 2006," said Christopher H. Atayan AMCON's Chief Executive Officer. Mr. Atayan continued, "We enter fiscal 2008 with considerable momentum as we continue to address our strategic initiatives."

Each of AMCON's business segments had a banner year. The wholesale distribution segment reported revenues of $815.7 million and operating income before depreciation and amortization of $14.1 million. The retail health food segment reported revenues of $37.9 million and operating income before depreciation and amortization of $3.7 million.

"We continue to maintain an active dialogue with our wholesale customers and vendors focusing on new products and services to increase their bottom line profit. We believe this partnership approach works to our mutual advantage" said Kathleen Evans, President of AMCON's wholesale distribution segment. Ms. Evans added, "The convenience store industry continues to be a vital element of the consumer products marketplace and we are well positioned as a service leader in the industry."

"The trend toward a healthy lifestyle continues in a very strong fashion" said Eric Hinkefent, President of AMCON's retail health food segment. Mr. Hinkefent continued, "We are continually searching for unique products to bundle with our premier level of service. This customer-centric strategy enables us to deliver the premium shopping experience they deserve."

AMCON recently changed its accounting for inventory from last in, first out
(LIFO) to first in, first out (FIFO) cost flow assumption. This change did not impact the overall operating results for Fiscal 2007. As a result of the change in accounting method, all prior periods have been reported as if the new accounting method was in place at that time. "We believe that the change to a FIFO inventory accounting methodology will provide a more meaningful presentation of our financial position and results of operation to our stockholders as it values inventory in a manner which more closely approximates current or replacement cost," said Andrew Plummer, AMCON's Chief Financial Officer. In addition, as previously reported during the fourth fiscal quarter the Company settled two significant lawsuits. Mr. Plummer added, "We have spent a considerable amount of time and corporate resources resolving these two legal matters. We will now be able to focus our resources into growing our core businesses."

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate a total of 13 health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma
(4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964



























CONSOLIDATED BALANCE SHEETS
AMCON Distributing Company and Subsidiaries
--------------------------------------------------------------------------------------------------
September 30,                                                             2007            2006
                                                                                     As restated/1/
--------------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash                                                             $     717,554    $     481,138
   Accounts receivable, less allowance
    for doubtful accounts of $0.3 million
    and $0.9 million in 2007 and 2006, respectively                    27,848,938       27,815,751
   Inventories, net                                                    29,738,727       29,407,201
   Deferred income taxes                                                1,446,389        1,511,650
   Current assets of discontinued operations                               18,897        1,270,198
   Prepaid and other current assets                                     5,935,208        5,369,154
                                                                    ------------------------------
      Total current assets                                             65,705,713       65,855,092

Property and equipment, net                                            11,190,768       12,528,539
Goodwill                                                                5,848,808        5,848,808
Other intangible assets, net                                            3,400,070        3,439,803
Deferred income taxes                                                   2,768,043        5,324,043
Non-current assets of discontinued operations                           2,057,033        3,774,106
Other assets                                                            1,093,150        1,247,464
                                                                    ------------------------------
                                                                    $  92,063,585    $  98,017,855
                                                                    ==============================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                 $  15,253,562    $  14,633,124
   Accrued expenses                                                     5,293,923        4,687,789
   Accrued wages, salaries and bonuses                                  2,202,594        1,879,699
   Income taxes payable                                                   367,773          168,936
   Current liabilities of discontinued operations                       4,035,863        7,461,549
   Current maturities of credit facility                                3,046,000        3,896,000
   Current maturities of long-term debt                                   568,024          524,130
                                                                    ------------------------------
      Total current liabilities                                        30,767,739       33,251,227

Credit facility, less current maturities                               35,808,180       44,927,429
Long-term debt, less current maturities                                 7,123,453        7,069,357
Noncurrent liabilities of discontinued operations                       6,542,310        5,087,230

Series A cumulative, convertible preferred stock, $.01 par value
  100,000 authorized and issued, liquidation preference
  $25.00 per share                                                      2,438,355        2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
  80,000 authorized and issued, liquidation preference
  $25.00 per share                                                      1,857,645        1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
  80,000 authorized and issued, liquidation preference
  $25.00 per share                                                      1,982,372        1,982,372

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par value, 1,000,000 shares
   authorized, 260,000 outstanding and issued in Series A, B and C
   referred to above                                                            -                -
  Common stock, $.01 par value, 3,000,000 shares
   authorized, 529,436 outstanding for 2007 and
   527,062 outstanding for 2006                                             5,295            5,271
  Additional paid-in capital                                            6,396,131        6,278,476
  Accumulated deficit                                                    (857,895)      (4,879,507)
                                                                    ------------------------------
      Total shareholders' equity                                        5,543,531        1,404,240
                                                                    ------------------------------
                                                                    $  92,063,585    $  98,017,855
                                                                    ==============================



CONSOLIDATED STATEMENTS OF OPERATIONS
AMCON Distributing Company and Subsidiaries
----------------------------------------------------------------------------------------------
Fiscal Years Ended September                            2007          2006            2005
                                                                  As restated/1/ As restated/1/
----------------------------------------------------------------------------------------------
Sales (including excise taxes of $208.2 million,
 $200.6 million and $197.7 million, respectively)  $ 853,566,512  $ 839,539,780  $ 834,551,448

Cost of sales                                        789,317,758    779,189,369    773,292,164
                                                   -------------------------------------------
Gross profit                                          64,248,754     60,350,411     61,259,284
                                                   -------------------------------------------

Selling, general and administrative expenses          50,963,645     51,721,525     51,032,197
Depreciation and amortization                          1,831,640      1,936,897      2,155,983
Impairment charges                                             -              -      4,234,856
                                                   -------------------------------------------
                                                      52,795,285     53,658,422     57,423,036
                                                   -------------------------------------------
Operating income                                      11,453,469      6,691,989      3,836,248

Other expense (income):
   Interest expense                                    4,816,324      4,858,012      4,211,685
   Other (income), net                                  (194,608)      (137,241)       (80,105)
                                                   -------------------------------------------
                                                       4,621,716      4,720,771      4,131,580
                                                   -------------------------------------------
Income (loss) from continuing operations
  before income tax expense                            6,831,753      1,971,218       (295,332)
Income tax expense                                     2,626,000        514,000         94,000
Minority interest in loss, net of tax                          -              -        (97,100)
                                                   -------------------------------------------
Income (loss) from continuing operations               4,205,753      1,457,218       (292,232)

Discontinued operations
 Gain on disposal of discontinued
  operations, net of income tax expense
  of $0.6 million                                        829,090              -              -

 Loss from discontinued operations, net of
  income tax benefit of $0.3 million,
  $1.1 million and $5.4 million, respectively           (594,539)    (2,435,766)   (11,960,904)
                                                   -------------------------------------------
Income (loss) on discontinued operations                 234,551     (2,435,766)   (11,960,904)
                                                   -------------------------------------------
Net income (loss)                                      4,440,304       (978,548)   (12,253,136)
Preferred stock dividend requirements                   (418,692)      (366,042)      (294,640)
                                                   -------------------------------------------
Net income (loss) available to common shareholders $   4,021,612  $  (1,344,590) $ (12,547,776)
                                                   ===========================================
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                        $        7.19  $        2.07  $       (1.11)
      Discontinued operations                               0.44          (4.62)        (22.70)
                                                   -------------------------------------------
   Net basic earnings (loss) per share
     available to common shareholders              $        7.63  $       (2.55) $      (23.81)
                                                   ===========================================
   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                        $        4.89  $        1.82  $       (1.11)
      Discontinued operations                               0.27          (3.44)        (22.70)
                                                   -------------------------------------------
   Net diluted earnings (loss) per share
     available to common shareholders              $        5.16  $       (1.62) $      (23.81)
                                                   ===========================================

Weighted average shares outstanding:
   Basic                                                 527,062        527,062        527,062
   Diluted                                               860,121        708,946        527,062





CONSOLIDATED STATEMENTS OF CASH FLOWS
AMCON Distributing Company and Subsidiaries
----------------------------------------------------------------------------------------------------------
Fiscal Years                                                      2007           2006            2005
                                                                           As restated/1/   As restated/1/
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                           $ 4,440,304   $    (978,548)   $(12,253,136)
  Deduct: Income (loss) from discontinued operations,
           net of tax                                             234,551      (2,435,766)    (11,960,904)
                                                              -----------     -----------     -----------
Income (loss) from continuing operations                        4,205,753       1,457,218        (292,232)

Adjustments to reconcile income (loss) from
  continuing operations to net cash flows
   from operating activities:
    Depreciation                                                1,791,907       1,897,166       2,039,553
    Amortization                                                   39,733          39,731         116,430
    Impairment charges                                                  -               -       4,234,856
    Loss (gain) on sale of property and equipment                  27,235          30,082         (13,116)
    Stock based compensation                                       70,993          60,000               -
    Deferred income taxes                                       2,621,261        (722,727)     (5,691,019)
    (Benefit) provision for losses on doubtful accounts          (250,196)        179,196        (189,604)
    (Benefit) provision for losses on inventory obsolescence       52,242          77,940         (33,520)
    Minority interest                                                   -               -         (97,100)

  Changes in assets and liabilities,
   net of effect of acquisitions:
    Accounts receivable                                           217,009        (814,916)      1,383,923
    Inventories                                                  (383,768)     (1,396,154)      9,288,767
    Other current assets                                         (566,058)       (205,819)     (4,848,246)
    Other assets                                                  254,314         (10,891)       (160,509)
    Accounts payable                                              739,188        (805,235)       (670,130)
    Accrued expenses and accrued wages, salaries and bonuses    1,574,429         641,863       1,280,966
    Income taxes payable and receivable                           198,837          50,138       1,281,423
                                                              -----------     -----------     -----------
Net cash flows from operating activities
     - continuing operations                                   10,592,879         477,592       7,630,442
Net cash flows from operating activities
     - discontinued operations                                 (1,929,323)       (820,913)        897,434
                                                              -----------     -----------     -----------
Net cash flows from operating activities                        8,663,556        (343,321)      8,527,876
                                                              -----------     -----------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                             (514,277)       (980,510)     (2,464,694)
  Proceeds from sales of property and equipment                   101,328          39,665         116,597
  Purchase of trademark                                                 -         (15,000)              -
                                                              -----------     -----------     -----------
Net cash flows from investing activities
     - continuing operations                                     (412,949)       (955,845)     (2,348,097)
Net cash flows from investing activities
     - discontinued operations                                  3,965,394         (16,818)       (585,451)
                                                              -----------     -----------     -----------
Net cash flows from investing activities                        3,552,445        (972,663)     (2,933,548)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net principal (payments) borrowings on bank credit
    agreements                                                 (9,969,248)       (338,959)      4,352,573
  Net proceeds from preferred stock issuance                            -       1,982,372       1,857,645
  Proceeds from borrowings of long-term debt                            -         237,266       1,399,638
  Payments on long-term and subordinated debt                    (734,416)       (670,966)     (8,413,374)
  Proceeds from exercise of stock options                          46,686               -               -
  Debt issuance costs                                            (100,000)              -        (446,641)
  Dividends paid on preferred stock                              (418,692)       (366,042)       (294,640)
                                                               -----------     -----------     -----------
Net cash flows from financing activities
     - continuing operations                                  (11,175,670)        843,671      (1,544,799)








---------------------------------------------------------------------------------------------------------
Fiscal Years                                                       2007           2006           2005
                                                                          As restated/1/   As restated/1/
---------------------------------------------------------------------------------------------------------

Net cash flows from financing activities
     - discontinued operations                                   (803,915)        407,178      (3,919,329)
                                                              -----------     -----------     -----------
Net cash flow from financing activities                       (11,979,585)      1,250,849      (5,464,128)
                                                              -----------     -----------     -----------
Net change in cash                                                236,416         (65,135)        130,200

Cash, beginning of year                                           481,138         546,273         416,073
                                                               -----------     -----------     -----------
Cash, end of year                                             $   717,554    $    481,138    $    546,273
                                                              ===========     ===========     ===========

Supplemental disclosure of cash flow information:
  Cash paid during the year for interest                      $ 4,890,997    $  4,858,960    $  4,376,251
   Cash paid (refunded) during the year for
    income taxes                                                   94,901            (647)       (911,278)

Supplemental disclosure of non-cash information:

  Forgiveness of debt and related interest in
    connection with settlement of TSI litigation              $(3,735,145)   $          -    $          -
  Forgiveness of water royalty in connection
    with settlement of TSI litigation                          (2,807,000)              -               -
  Issuance of note payable in connection with
    TSI litigation                                              5,000,000               -               -
  Issuance of note payable in settlement for accounts
    payable and accrued liability in connection
    with settlement of TBG litigation                             763,983               -               -
  Buyer's assumption of HNWC lease in connection with
    the sale of HNWC's assets - discontinued operations          (225,502)              -               -
   Issuance of note payable in exchange for
    accounts payable - discontinued operations                          -         362,716               -
  Acquisition of equipment through capital leases                  68,422               -          91,343


 /1/ In the fourth quarter of fiscal 2007, the Company changed its inventory valuation method from the
Last-In First-Out (LIFO) method to the First-In First-Out (FIFO) method.  The change is preferable as it provides a more meaningful presentation of the Company's financial position as it values inventory in a manner which more closely approximates current cost; better represents the underlying commercial substance of selling the oldest products first; and more accurately reflects the Company's realized periodic income.

As required by U.S. generally accepted accounting principles, this change in accounting principle has been reflected in the consolidated statements of financial position, consolidated statements of operations, and consolidated statements of cash flows through retroactive application of the FIFO method.  Accordingly, inventories from continuing operations as of the beginning of fiscal 2005 were increased by the LIFO reserve ($4.0 million), net current deferred tax assets were decreased ($0.7 million), current assets of discontinued operations were increased for the impact of related LIFO reserves ($0.1 million), net non-current deferred tax liabilities were increased ($0.9 million), and shareholders' equity was increased by the after-tax effect ($2.5 million).  Previously reported net income (loss) available to common shareholders' for the fiscal years 2006 and 2005 were also increased by $0.1 million and $0.5 million after income taxes, respectively.
